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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 21, 2003

                         Delco Remy International, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                                    1-13683                          35-1909253
(State or Other Jurisdiction        (Primary Standard Industrial Classification     (I.R.S. Employer
of Incorporation or Organization)                     Code Number)                  Identification No.)

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                              2902 Enterprise Drive
                             Anderson, Indiana 46013
                                  765-778-6499

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

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                                 Not applicable
         (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Regulation FD.

         On March 18, 2003, the Registrant issued a press release announcing the closure of its Reed City, Michigan electrical remanufacturing locations by year-end. A copy of the press release is attached as Exhibit 99.1 hereto.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 2003                        DELCO REMY INTERNATIONAL, INC.

                                             By:  /S/ Rajesh K. Shah
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                                             Name:  Rajesh K. Shah
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                 EXHIBIT INDEX


Number         Exhibit

99.1           Press Release dated March 18, 2003.